SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         Date of Report (Date of earliest event reported): July 26, 2006


                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       Tennessee                     0-5905                       62-0156300
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(State of incorporation)      (Commission File No.)             (IRS Employer
                                                             Identification No.)



              1715 West 38th Street, Chattanooga, Tennessee 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.
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     Chattem, the Guarantors and US Bank National Association, the successor trustee under the Indenture dated February 26, 2004 (the "Indenture"), have entered into a First Amendment to and Supplemental Indenture dated July 25, 2006 (the "Supplemental Indenture") implementing the proposed amendments described in the Consent Solicitation Statement dated June 26, 2006, as amended and supplemented from time to time (the "Consent Solicitation Statement"). The Supplemental Indenture amends the Indenture to increase by $85 million the Company's capacity to make restricted payments and adjusts the fixed charge coverage ratio that the Company must satisfy in order for the Company and its guarantor subsidiaries to incur certain types of indebtedness or issue certain types of securities to 2.5/1.0. The form of the Supplemental Indenture was filed as an exhibit to Chattem's Form 8-K filed on July 19, 2006.

Item 8.01. Other Events.
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     On July 25, 2006, Chattem, Inc. (the "Company") issued a press release (the
"Press Release") announcing expiration and successful completion of its previously announced consent solicitation with respect to proposed amendments to the Indenture governing its $107.5 million 7% Senior Subordinated Notes due 2014 (the "Notes"). As of the expiration of the consent solicitation at 5:00 p.m., New York City time, on Tuesday, July 25, 2006 (the "Expiration Time"), Chattem had received the requisite consents from the holders of a majority of the outstanding aggregate principal amount of the Notes. As of the Expiration Time, consents had been received from Holders of $106.9 million in aggregate principal amount, or approximately 99%, of the outstanding Notes. The proposed amendments will be binding on all Holders, including non-consenting Holders. The consent payment was made on Wednesday, July 26, 2006.

     A copy of the Press Release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
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          (d)  Exhibits:

               99.1 Press Release dated July 25, 2006

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 26, 2006                             CHATTEM, INC.

                                          By: /s/ Theodore K. Whitfield, Jr.
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                                              Theodore K. Whitfield, Jr.
                                              Vice President and General Counsel

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                                  EXHIBIT INDEX
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Exhibit No.                Exhibit Description
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99.1                       Press Release dated July 25, 2006